J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Equity Fund

JPMorgan U.S. Large Cap Core Plus Fund

(All Share Classes)

(series of JPMorgan Trust I)

Supplement dated December 18, 2017

to the Prospectuses dated November 1, 2017, as supplemented

Effective immediately, the portfolio managers information in the section titled “Management” in the “Risk/Return Summary” sections and “The Funds’ Management and Administration — The Portfolio Managers” sections is hereby deleted in its entirety and replaced for each Fund, as applicable.

For the JPMorgan U.S. Equity Fund: The following replaces the “Management” in the “Risk/Return Summary” section in each of the Fund’s prospectuses:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Scott Davis	2014	Managing Director
Susan Bao	2001	Managing Director
David Small	2016	Managing Director

For the JPMorgan U.S. Large Cap Core Plus Fund: The following replaces the “Management” in the “Risk/Return Summary” section in each of the Fund’s prospectuses:

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Susan Bao	2005	Managing Director
Scott Davis	2016	Managing Director

In addition, the paragraph in the section titled “The Funds’ Management and Administration — The Portfolio Managers – U.S. Equity Fund and U.S. Large Cap Core Plus Fund” is hereby deleted in its entirety and replaced by the following:

U.S. Equity Fund

The portfolio managers primarily responsible for daily management of the Fund are Scott Davis, Managing Director of JPMIM; Susan Bao, Managing Director of JPMIM and David Small, Managing Director of JPMIM, each of whom has day to day management responsibility for a portion of the Fund. Mr. Davis has been an employee since 2006 and has been a portfolio manager since 2013. Previously, he was an analyst in the U.S. Equity Research Group. Ms. Bao has been a portfolio manager in the U.S. Equity Group since 2001 and has been employed by the firm since 1997. She is also a CFA charterholder. Mr. Small, an employee since 2005 and a portfolio manager since 2016, was the Associate Director of U.S. Equity Research from July 2015 to July 2016 and is currently the Head of U.S. Equity Research. In addition, Mr. Small previously was the insurance analyst on the Fundamental Research Team from 2008 to 2016.

U.S. Large Cap Core Plus Fund

The Fund is managed by Susan Bao, Managing Director of JPMIM and CFA charterholder and Scott Davis, Managing Director of JPMIM, each of whom has day to day management responsibility for a portion of the Fund. Information about Ms. Bao and Mr. Davis is discussed earlier in this section.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES FOR FUTURE REFERENCE

SUP-LUDDY-1217-2